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Hartford Life Insurance Company
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                         THE DIRECTOR VARIABLE ANNUITY

   Supplement Dated January 20, 1997 to the Variable Annuity with respect to
    The Director Variable Annuity Prospectus Dated May 1, 1996, and Revised
                           Effective August 9, 1996.

The following paragraph is added to the section of the Prospectus entitled, "Introduction":

The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford Life will credit the Contract with an additional 5.0% of the premium payment. This additional percentage of premium payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford Life; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford Life and its principal underwriter to sell the Contracts.

33-73570
HV-2125